                                 UMB Scout Funds

                     Supplement dated January 3, 2007 to the
                       Prospectuses dated October 31, 2006

This  Supplement   updates   information   contained  in  the  UMB  Scout  Funds
prospectuses  dated October 31, 2006. In the "Before You Invest" section of each prospectus, the first paragraph after the heading "Determining Your Share Price"
is replaced with the following:

     The price at which you purchase or redeem  (sell) a Fund's shares is called the Fund's net asset value per share ("NAV").  A Fund calculates its NAV by taking the total  value of its assets,  subtracting  its  liabilities,  and dividing the total by the number of Fund shares that are outstanding.  Each
     Fund calculates its NAV once daily,  Monday through Friday, as of the close of trading  on the New York  Stock  Exchange  ("NYSE")  (usually  3:00 p.m.
     Central  Time) on days  when the Fund is open for  business.  The Funds are normally  open  for  business  on the same  days  that the NYSE is open for trading. The NYSE is closed on weekends, national holidays and Good Friday.
     If the NYSE is closed  (other  than for a  weekend),  the UMB  Scout  money market funds will remain open for business on each day that national  banks are generally open for business, the U.S. government securities markets are open,  and the  investment  adviser  determines  that  there is  sufficient liquidity in those markets.  The price of the shares you purchase or redeem will be the next NAV calculated  after your order is received in good order by  the  Funds'  Transfer  Agent.  "Good  order"  means  that  the  account application  has been  properly  completed  and signed and  payment for the shares has been made  (instructions  for purchasing or redeeming shares can be  found  in  the  Buying  Shares  and  Selling  Shares  sections  of  the
     Prospectus).  Additional  requirements for "good order" can be found in the
     "Customer  Identification  Program"  section  of  the  Prospectus.  Certain intermediaries  that have made  satisfactory  contractual  arrangements are authorized  to accept  purchase,  redemption  or  exchange  orders for Fund shares.  In such cases,  when the  intermediaries  have received your order
     (and payment if  necessary)  prior to the close of trading on the NYSE,  we process the order at the NAV per share next calculated after receipt of the order by the  intermediary.  The Funds  reserve  the right to cease,  or to advance the time for, accepting purchase,  redemption or exchange orders to be  calculated at the same day's NAV when the NYSE closes early as a result of unusual weather or other conditions.

You should  keep this  Supplement  with your  Prospectus  for future  reference.
Additional  Prospectus  copies  may  be  obtained  free  of  charge  by  calling
1-800-996-2862    or   by   visiting   the   UMB   Scout   Funds    website   at
www.umbscoutfunds.com.

                                 UMB Scout Funds

                     Supplement dated January 3, 2007 to the
           Statement of Additional Information dated October 31, 2006

This  Supplement  updates  information  contained  in the UMB Scout  Funds joint
Statement  of  Additional  Information  dated  October 31,  2006.  The first two paragraphs of the "Purchase,  Redemption and Purchase of Shares"  section of the
Statement of Additional Information are replaced with the following:

     The price at which you purchase and redeem (sell) a Fund's shares is called the Fund's net asset value per share ("NAV").  A Fund calculates its NAV by taking the total  value of its assets,  subtracting  its  liabilities,  and dividing the total by the number of Fund shares that are outstanding.  Each
     Fund calculates its NAV once daily,  Monday through Friday, as of the close of trading  on the New York  Stock  Exchange  ("NYSE")  (usually  3:00 p.m.
     Central  Time) on days  when the Fund is open for  business.  The Funds are normally  open  for  business  on the same  days  that the NYSE is open for unrestricted  trading.  The Funds are closed on weekends and the  following holidays:

           New Year's Day                      January 1
           Martin Luther King, Jr. Day         Third Monday in January
           Presidents' Holiday                 Third Monday in February
           Good Friday                         Friday before Easter
           Memorial Day                        Last Monday in May
           Independence Day                    July 4
           Labor Day                           First Monday in September
           Columbus Day                        Second Monday in October
           Veterans' Day                       November 11
           Thanksgiving Day                    Fourth Thursday in November
           Christmas Day                       December 25

     If any of the  aforementioned  holidays falls on a Saturday,  the NYSE will not be open for trading on the preceding Friday, and when any holiday falls on a Sunday,  the NYSE will not be open for trading on the following Monday unless unusual business  conditions  exist, such as the ending of a monthly or  yearly  accounting  period.  If the NYSE is  closed  (other  than for a weekend), the UMB Scout money market funds will remain open for business on each day that  national  banks are generally  open for  business,  the U.S.
     government   securities  markets  are  open,  and  the  investment  adviser determines that there is sufficient liquidity in those markets.

You should keep this Supplement for future  reference.  Additional copies of the
Prospectus or Statement of Additional Information may be obtained free of charge by  calling  1-800-996-2862  or by  visiting  the UMB  Scout  Funds  website  at
www.umbscoutfunds.com.